UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 09, 2025

VROOM, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39315	90-1112566
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4700 Mercantile Dr.
Fort Worth, Texas		76137
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (518) 535-9125

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	VRM	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Credit Agreement Amendment

On October 9, 2025, Vroom, Inc. ("Vroom"), United Auto Credit Corporation ("UACC") and its indirect subsidiary Darkwater Funding LLC ("Darkwater" and, together with Vroom and UACC, the “Borrowers”)) entered into an amendment (the "Amendment") to that certain loan and security agreement (the "Credit Agreement"), dated as of March 8, 2025, by and among Vroom, UACC, and Darkwater as co-borrowers, with Mudrick Capital Management, L.P., as administrative agent, and the lenders party thereto.

The Amendment amends the Credit Agreement to, among other things, amend the definition of “Maximum Facility Amount” from $25,000,000 to $35,000,000 (the "Facility") effective as of September 30, 2025, and replace Schedule E to reflect the updated lender commitment amounts. In connection with the Amendment, Darkwater reaffirmed the security interest granted to the administrative agent for the benefit of the secured parties in the collateral securing the Borrowers’ obligations under the Credit Agreement. Except as expressly amended by the Amendment, the terms and conditions of the Credit Agreement, including the collateral package, covenants, maturity, interest provisions, and other terms previously disclosed, remain in full force and effect.

As of September 30, 2025, the Borrowers have not drawn against the Facility.

The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, which is filed as an exhibit to this Current Report and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1

Amendment No. 1 to the Loan and Security Agreement by and among Vroom, Inc., Darkwater Funding, LLC, United Auto Credit Corporation, Mudrick Capital Management, L.P., and the lender parties hereto, dated October 9, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VROOM, INC.

Date:	October 10, 2025	By:	/s/ Jonathan Sandison
Name: Jonathan Sandison Title: Chief Financial Officer